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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 22, 2000.
                                                        ------------------



                            NET VALUE HOLDINGS, INC.
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               (Exact name of registrant as specified in charter)



       Delaware                        333-88629              65-0867684
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)


1085 Mission Street, San Francisco, CA                          94103
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(Address of principle executive offices)                      (Zip Code)


Registrant's telephone number, including area code 415-575-4755
                                                   ------------


                                       N/A
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         (Former name or former address, if changed since last report.)
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                            NET VALUE HOLDINGS, INC.
              FORM 8-K RELATING TO ITEM 4: CHANGES IN REGISTRANT'S
                              CERTIFYING ACCOUNTANT


Item 4.           Changes in Registrant's Certifying Accountant

         On February 22, 2000, the board of directors of the Net Value Holdings, Inc. (the "Company") approved the dismissal of L J Soldinger Associates, the principal accountant previously engaged to audit the Company's financial statements. Except for an emphasis of matter paragraph which indicated an uncertainty relating to the Company's ability to continue as a going concern, neither of the reports provided by L J Soldinger Associates for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent period, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         On February 22, 2000, the board of directors of the Company approved the engagement of KPMG LLP as the principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years and the subsequent period prior to such appointment, the Company has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

         KPMG LLP reviewed the disclosure provided in this Form 8-K prior to its filing with the Securities and Exchange Commission.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NET VALUE HOLDINGS, INC.



Date: February 25, 2000          By:  /s/ Andrew P. Panzo
                                     --------------------
                                     Name:  Andrew P. Panzo
                                     Title: Chairman and Chief Executive Officer